SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 AMENDMENT NO. 1
                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)               September 9, 1998

                         URSTADT BIDDLE PROPERTIES INC.
--------------------------------------------------------------------------------
                 (Exact name registrant as specified in charter)

Maryland                             1-12803                         04-2458402
(State or jurisdiction          (Commission file                  (IRS Employer
   or incorporation)                 number)                Identification No.)

321 Railroad Avenue          Greenwich, Connecticut                        06830
--------------------------------------------------------------------------------
(Address of principal executive offices)                                Zip Code

Registrant's telephone number, including area code(203) 863-8200

ITEM 2 ACQUISITION OR DISPOSITION OF ASSETS

On September 9, 1998, a wholly-owned subsidiary of Urstadt Biddle Properties Inc. (formerly HRE Properties, Inc.) (the "Registrant") purchased the Goodwives Shopping Center (the "Property") located in Darien, Connecticut from Goodwives Center Limited Partnership (the "Sellers"). The purchase price was approximately $21,400,000 including closing costs, fees and other expenses of approximately $100,000.

The Property was acquired pursuant to a Purchase and Sale Agreement dated September 9, 1998 by and between the Sellers and Registrant. There is no relationship between any Director or Officer of the Registrant and Seller.

Registrant funded the purchase with cash of $1,900,000 and borrowings under its existing bank credit lines of $19,500,000. Bank credit line borrowings bear interest at rates tied to the prime rate or LIBOR (currently 8.08% per annum).

Material Factors Considered by the Registrant:

Market and Competition:

Prior to acquiring the Property, the Registrant considered general regional and local economic conditions and the Property's competitive posture within that market.

The Property acquired is a community shopping center located in Fairfield County, Connecticut. The Property contains 95,628 square feet of gross leasable area and is situated on 9.5 acres of land. The shopping center contains 21 tenants whose principal businesses are the sale of various retail products and merchandise.

The Property was developed in 1955 and fully renovated in 1990. The Property is located in a predominantly residential area in an affluent community in the town of Darien, Fairfield County, Connecticut. Darien is a white-collar, bedroom community with a population of 59,000 and average household income of approximately $110,000 (more than double the national averages).

A significant factor of the Property is its location. Due to limited development opportunity within the Darien town limits, the Property is only one of two full-service neighborhood shopping centers servicing the community. The average occupancy rate among competing centers is approximately 98%.

Tenants:

The Property's largest tenant is The Grand Union Company, a regional retail food store, occupying 36,033 square feet of the Property (37.7% of the Property's gross leasable area (GLA)). No other tenant rents more than 10% of the Property's GLA.

All of the leases with tenants are for terms longer than one year and generally provide for additional rental amounts based on each tenant's share of the cost of maintaining common areas and certain operating expenses including insurance of the property. As of September 30, 1998, the average effective annual base rental rate per square foot is $22.50.

The following is a schedule of lease expirations of the Property by year:


                          Number of                                   Minimum
                        Tenants whose              Total          Annual Base
       Year             leases Expire     Square Footage              Rentals       Percentage
       ----             -------------     --------------              -------       ----------
       1999                   1                    1,103              $33,090             1.5%
       2000                   3                    7,696             $231,024            11.1%
       2001                   4                   14,197             $284,750            13.7%
       2002                   4                   10,617             $263,237            12.7%
       2003                   2                    4,961             $140,465             6.7%
       2004                   -                        -                    -                -
       2005                   1                    1,103              $33,090             1.5%
       2006                   2                   10,028             $311,696            15.0%
       2007                   -                        -                    -                -
       Thereafter             4                   42,923             $786,875            37.8%
                              -                   ------             --------            -----
                             21                   92,628           $2,084,227             100%
                                                  ======           ==========             ====


Building and Capital Improvements:

The federal tax basis of the Property (including land) is $21,400,000. The property will be depreciated over its estimated useful life (40 years) on a straight line basis. The Registrant anticipates spending an additional $350,000 in the next twelve months for property improvements.

Property Taxes:

The annual realty taxes of the Property are $170,000 for the 1998 tax year.

Property Management:

The Registrant manages the Property directly.

After reasonable inquiry, the Registrant is not aware of any material factors relating to the Property, other than those set forth above, that would cause the reported financial information not to be necessarily indicative of future operating results.

ITEM 7 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements
     (b)  Pro Forma Financial Information
     (c)  Exhibits

     Second Purchase and Sale Agreement between  Registrant and Goodwives Center
     Limited   Partnership  is  hereby   incorporated   by  reference  from  the
     Registrant's Form 8-K dated September 9, 1998.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         URSTADT BIDDLE PROPERTIES INC.
                                         ------------------------------
                                         (Registrant)

Date: November 11, 1998                  By:   /s/ Charles J. Urstadt
                                            ------------------------------
                                            Charles J. Urstadt
                                            Chairman and Chief Executive Officer

                            GOODWIVES SHOPPING CENTER
                         URSTADT BIDDLE PROPERTIES INC.
                                TABLE OF CONTENTS

Item 7 Financial Statements, Pro Forma Financial Information                                      Page

(a)  Financial Statements

Independent Auditors' Report                                                                         6

Statement of Revenue and Certain Expenses of Goodwives
   Shopping Center for the Year Ended December 31, 1997                                              7

Notes to Statement of Revenues and Certain Expenses of Goodwives
   Shopping Center For the Year Ended December 31, 1997                                              8

Statement of Revenues and Certain Expenses of Goodwives Shopping
   Center for the Eight Months Ended August 31, 1998 (Unaudited)                                    10

Note to Statement of Revenues and Certain Expenses of Goodwives
   Shopping Center for the Eight Months Ended August 31, 1998 (Unaudited)                           11

(b)  Pro Forma Financial Information

Pro Forma Consolidated Balance Sheet  as of July 31, 1998 (Unaudited)                               13

Pro Forma Consolidated Statement of Income
   For the Nine Months Ended July 31, 1998 (Unaudited)                                              14

Notes and Management's Assumptions to Pro Forma Consolidated
   Financial Statement For the Nine Months Ended July 31, 1998 (Unaudited)                          15

Pro Forma Consolidated Statement of Income
   For the Year Ended October 31, 1997 (Unaudited)                                                  17

Notes and Management's Assumptions to Pro Forma Consolidated
   Statement of Income For the Year Ended October 31, 1997 (Unaudited)                              18

Pro Forma Estimated Taxable Income and Funds From Operations
   For the Year Ended October 31, 1997 (Unaudited)                                                  19

Notes and Management's Assumptions to Pro Forma Estimated
   Taxable Income and Funds From Operations

   For the Year Ended October 31, 1997 (Unaudited)                                                  20

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Stockholders of Urstadt Biddle Properties Inc.

We have audited the accompanying statement of revenues and certain expenses of Goodwives Shopping Center ("Goodwives") for the year ended December 31, 1997. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 1, the accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the current report on Form 8-K/A of Urstadt Biddle Properties Inc. and is not intended to be a complete presentation of Goodwives' revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of Goodwives for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

                                                             ARTHUR ANDERSEN LLP

New York, New York
November 5, 1998

                                             GOODWIVES SHOPPING CENTER
                                    STATEMENT OF REVENUES AND CERTAIN EXPENSES

                                       FOR THE YEAR ENDED DECEMBER 31, 1997


REVENUES:
      Rental income                                                                              $2,134,670

CERTAIN EXPENSES:
      Real estate taxes                                                         $154,264
      Repairs and maintenance                                                     96,588
      Property management and administration                                     182,430
      Insurance                                                                   37,644
      Utilities                                                                   58,717
                                                                                  ------

TOTAL CERTAIN EXPENSES                                                                              529,643
                                                                                                    -------

REVENUES IN EXCESS OF CERTAIN EXPENSES                                                           $1,605,027
                                                                                                 ==========




The accompanying notes are an integral part of this financial statement.

                            GOODWIVES SHOPPING CENTER
               NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 1997

1.   BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES:

The accompanying statement of revenues and certain expenses (the "financial statement") reflects the operations of Goodwives Shopping Center (the "Property"), a 95,628 square foot retail property located in Darien, Connecticut. The Property was acquired by Urstadt Biddle Properties Inc. (the "Company") from an unaffiliated party on September 9, 1998.

The accompanying financial statement was prepared in accordance with certain rules and regulations of the Securities and Exchange Commission for inclusion in the Company's current report on Form 8-K/A. The accompanying financial statement excludes certain expenses such as interest, depreciation and amortization, and other costs not directly related to the future operations of the Property. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted pursuant to those rules and regulations, although the Company believes that the disclosures made are adequate to make the information presented not misleading.

Revenue Recognition

Base rental income is recognized on a straight-line basis over the terms of the related leases.

Use of Estimates

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   LEASES

The Property is leased to tenants under operating leases that expire at various dates through 2009. As of December 31, 1997, the occupancy rate of the Portfolio was 94%. For the year ended December 31, 1997, The Grand Union Company is a tenant that accounts for approximately 23% of rental income.

Future minimum rents to be received from tenants under noncancellable operating leases in effect as of December 31, 1997 were as follows:

                  1998                                         $1,762,148
                  1999                                          1,750,736
                  2000                                          1,586,402
                  2001                                          1,348,417
                  2002                                          1,123,403
                  Thereafter                                    4,782,743

The above amounts do not include tenant reimbursements, which are primarily based upon the tenants' proportionate share reimbursement of real estate taxes and operating expenses in accordance with their respective leases. The Property is subject to the usual business risks associated with the collection of scheduled rents.

3.   RELATED PARTY TRANSACTIONS

The Property paid management fees to an affiliate of the former owners of the Property. Such fees amounted to approximately $24,600 in 1997.

4.   ENVIRONMENTAL COMMITMENT AND CONTINGENCIES

As is common in certain real estate properties similar to the Property, certain improvements are required to alleviate the release of a hazardous contaminant located at the Property. The Company is in the process of executing a remediation plan which includes annual maintenance over the next three years. The estimated cost of the remediation is approximately $190,000. In addition, to mitigate any further risk associated with this environmental issue, the Company has obtained insurance that it believes adequately covers against remediation cost overruns and third party claims.

                            GOODWIVES SHOPPING CENTER
                   STATEMENT OF REVENUES AND CERTAIN EXPENSES
                   FOR THE EIGHT MONTHS ENDED AUGUST 31, 1998
                                   (UNAUDITED)

REVENUES:
      Rental income                                                                              $1,483,897

CERTAIN EXPENSES:
      Real estate taxes                                                         $111,733
      Repairs and maintenance                                                    129,159
      Property management and administration                                      94,545
      Insurance                                                                   28,145
      Utilities                                                                   27,920
                                                                                  ------

TOTAL CERTAIN EXPENSES                                                                              391,502
                                                                                                    -------

REVENUES IN EXCESS OF CERTAIN EXPENSES                                                           $1,092,395
                                                                                                 ==========




The accompanying notes are an integral part of this financial statement.

                            GOODWIVES SHOPPING CENTER
               NOTE TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
                   FOR THE EIGHT MONTHS ENDED AUGUST 31, 1998
                                   (UNAUDITED)

1.   BASIS OF PRESENTATION:

The accompanying statement of revenues and certain expenses (the "financial statement") reflects the operations of Goodwives Shopping Center (the "Property"), a 95,628 square foot retail property located in Darien, Connecticut for the eight months ended August 31, 1998. The Property was acquired by Urstadt Biddle Properties Inc. (the "Company") from an unaffiliated party on September 9, 1998.

The accompanying financial statement was prepared in accordance with certain rules and regulations of the Securities and Exchange Commission and excludes certain expenses such as interest, depreciation and amortization, and other costs not directly related to the future operations of the Property. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted pursuant to those rules and regulations, although the Company believes that the disclosures made are adequate to make the information presented not misleading. The financial statement is not necessarily indicative of the results of operations for future periods.

ITEM 7 (B)   PRO FORMA FINANCIAL INFORMATION

The following Pro Forma Consolidated Balance Sheet as of July 31, 1998 and the Pro Forma Consolidated Statements of Income for the nine months ended July 31, 1998 and for the year ended October 31, 1997 have been prepared to reflect the acquisition transaction and the adjustments described in the accompanying notes. The pro forma financial information is based on the historical financial statements of Urstadt Biddle Properties Inc. (formerly known as HRE Properties, Inc.) and should be read in conjunction with the notes and management's assumptions thereto. The Pro Forma Consolidated Balance Sheet were prepared as if the acquisition transaction occurred on July 31, 1998. The pro forma consolidated statements of income for the nine months ended July 31, 1998 and for the year ended October 31, 1997 were prepared assuming the transaction occurred on the first day of each period presented. The pro forma financial information is unaudited and not necessarily indicative of the actual financial position of the Company as of July 31, 1998 or what the actual results would have been assuming the acquisition transaction had been consummated at the beginning of the periods presented, nor does it purport to represent the future financial position and results of operations for future periods.

                         URSTADT BIDDLE PROPERTIES INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                   (UNAUDITED)
                      (in thousands, except per share data)


                                                                                    July 31, 1998
                                                                 ------------------------------------------------
                                                                    Company         Pro Forma          Company
                                                                  Historical       Adjustments        Pro Forma
                                                                  ----------       -----------        ---------

Real Estate Investments:
    Properties owned - at cost, net of accumulated
      depreciation                                                $102,267       $21,400 (a)         $123,667
    Properties available for sale - at cost, net of
      accumulated depreciation and recoveries                       20,854                             20,854
    Investment in unconsolidated joint venture                       9,100                              9,100
    Mortgage notes receivable                                        2,632                              2,632
                                                                     -----                              -----
                                                                   134,853                            156,253

    Cash and cash equivalents                                        5,877       (1,900) (b)            3,977
    Interest and rent receivable                                     2,154                              2,154
    Deferred charges, net of accumulated amortization                2,191                              2,191
    Other assets                                                     1,202                              1,202
                                                                     -----                              -----
                                                                  $146,277                           $165,777
                                                                  ========                           ========

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
    Short-term bank loans                                             $  -       $19,500 (a)          $19,500
    Mortgage notes payable                                          19,440                             19,440
    Accounts payable and accrued expenses                            1,133                              1,133
    Dividends payable                                                1,881                              1,881
    Deferred directors' fees and officers' compensation                615                                615
    Other liabilities                                                1,613                              1,613
                                                                     -----                              -----
                                                                    24,682                             44,182
                                                                    ------                             ------

Minority Interest                                                    2,125                              2,125

Preferred Stock                                                     33,462                             33,462

Stockholders' Equity:

    Common Stock                                                        52                                 52
    Class A Common Stock                                                52                                 52
    Additional paid in capital                                     118,895                            118,895
    Distributions in excess of accumulated net income             (31,246)                           (31,246)
    Unamortized restricted stock compensation and
      notes from officers                                          (1,745)                            (1,745)
                                                                   -------                            -------
                                                                    86,008                             86,008
                                                                    ------                             ------
                                                                  $146,277                           $165,777
                                                                  ========                           ========


The accompanying notes and management's assumptions are an integral part of this pro forma consolidated balance sheet.

                         URSTADT BIDDLE PROPERTIES INC.
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                                   (UNAUDITED)
                      (in thousands, except per share data)


                                                                                             Nine Months Ended July 31, 1998
                                                                                     ----------------------------------------------
                                                                                         Company         Pro Forma      Company
                                                                                        Historical      Adjustments    Pro Forma
Revenues:
    Operating Leases                                                                     $17,055     $1,660 (a)       $18,715
    Financing Leases                                                                         275                          275
    Interest and other                                                                     1,084       (68) (d)         1,016
    Equity income of unconsolidated joint venture                                             94                           94
                                                                                              --                           --
                                                                                          18,508                       20,100
                                                                                          ------                       ------

Operating Expenses:
    Property expenses                                                                      5,632        411 (a)         6,043
    Interest                                                                               1,798      1,185 (b)         2,983
    Depreciation and amortization                                                          3,440        318 (c)         3,758
    General and administrative expenses                                                    1,504                        1,504
    Directors' fees and expenses                                                             159                          159
                                                                                             ---                          ---
                                                                                          12,533                       14,447
                                                                                          ------                       ------

Operating Income                                                                           5,975                        5,653

Minority Interest in Results of Consolidated Joint Venture                                   118                          118
                                                                                             ---                          ---
                                                                                           5,857                        5,535
Net Income

    Preferred stock dividends                                                              1,775                        1,775
                                                                                           -----                        -----

    Net Income Applicable to Common Stockholders                                          $4,082                       $3,760
                                                                                          ======                       ======

BASIC EARNINGS PER SHARE:
    Common Shares                                                                          $0.40                        $0.37
                                                                                           =====                        =====
    Class A Common Shares                                                                  $0.40                        $0.37
                                                                                           =====                        =====

WEIGHTED AVERAGE NUMBER OF :
    Common Shares Outstanding                                                              5,124                        5,124
                                                                                           =====                        =====
    Class A Common Shares Outstanding                                                      5,124                        5,124
                                                                                           =====                        =====

DILUTED EARNINGS PER SHARE:
    Common Shares                                                                          $0.39                        $0.36
                                                                                           =====                        =====
    Class A Common Shares                                                                  $0.39                        $0.36
                                                                                           =====                        =====

WEIGHTED AVERAGE NUMBER OF:
    Common Shares and Common Equivalent Shares Outstanding                                 5,280                        5,280
                                                                                           =====                        =====
    Class A Common Shares and Common Equivalent Shares Outstanding                         5,280                        5,280
                                                                                           =====                        =====


The accompanying notes and management's assumptions are an integral part of this pro forma consolidaed statement.

                         URSTADT BIDDLE PROPERTIES INC.
                        NOTES AND MANAGEMENT ASSUMPTIONS
                 TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                     FOR THE NINE MONTHS ENDED JULY 31, 1998
                                   (UNAUDITED)

1.   BASIS OF PRESENTATION:

The accompanying unaudited pro forma consolidated balance sheet is presented as if the Company's acquisition occurred on July 31, 1998.

The accompanying unaudited pro forma consolidated consolidated statement of income is presented as if the Company's acquisition of Goodwives Shopping Center had been made as of November 1, 1997.

The pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of the Company as of July 31, 1998 and for the nine months then ended. In management's opinion, all material adjustments necessary to reflect the effects of the acquisition of the Property by the Company have been made.

The unaudited pro forma consolidated financial statements are not necessarily indicative of the actual financial position of the Company at July 31, 1998 or what the actual results of operations of the Company would have been assuming the acquisition of the Property had been completed as of November 1, 1997, nor are they necessarily indicative of the results of operations for future periods.

2.   ADJUSTMENTS TO PRO FORMA CONSOLIDATED BALANCE SHEET:

     (a) To reflect the pro forma acquisition of the Property for $21,400,000 and bank borrowings of $19,500,000 as if the Property was purchased on July 31, 1998.

     (b) To reflect pro forma cash and cash equivalents as if the cash investment of $1,900,000 in the Property had been made as of July 31, 1998.

3.   ADJUSTMENTS TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME:

     (a) To reflect rental income and operating expenses as reported by the Property as if the Company owned the Property for the entire period November 1, 1997 to July 31, 1998.

     (b) To reflect an increase in interest expense related to $19,500,000 of bank borrowings at 8.08% for the acquisition of the Property as if the borrowings has been outstanding for the entire period.

     (c) To reflect an increase in depreciation expense for the Property over a 40-year estimated useful life for the Property's building and improvements using a cost basis of $17,000,000 as if the Property had been owned for the entire period.

     (d) To reflect pro forma adjustments to interest income as if the cash investment of $1,900,000 had been made prior to this period, using an interest rate of 4.75% which approximated the Company's actual yield for the nine month period ended July 31, 1998.

                         URSTADT BIDDLE PROPERTIES INC.
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                                   (UNAUDITED)
                      (in thousands, except per share data)


                                                                                          Year Ended October 31, 1997
                                                                                ------------------------------------------------
                                                                                     Company         Pro Forma        Company
                                                                                   Historical       Adjustments      Pro Forma
                                                                                   ----------       -----------      ---------
Revenues:
    Operating Leases                                                                      $23,336      $2,135 (a)        $25,471
    Financing Leases                                                                          451                            451
    Interest and other                                                                        932        (95) (d)            837
    Equity income of unconsolidated joint venture                                             108                            108
                                                                                              ---                            ---
                                                                                           24,827                         26,867
                                                                                           ------                         ------

Operating Expenses:
    Property expenses                                                                       7,024         530 (a)          7,554
    Interest                                                                                3,350       1,575 (b)          4,925
    Depreciation and amortization                                                           4,132         425 (c)          4,557
    General and administrative expenses                                                     1,550                          1,550
    Directors' fees and expenses                                                              182                            182
                                                                                              ---                            ---
                                                                                           16,238                         18,768
                                                                                           ------                         ------

Net Income                                                                                 $8,589                         $8,099
                                                                                           ======                         ======
BASIC EARNINGS PER SHARE:
    Common Shares                                                                           $0.84                          $0.79
                                                                                            =====                          =====
    Class A Common Shares                                                                   $0.84                          $0.79
                                                                                            =====                          =====

WEIGHTED AVERAGE NUMBER OF :
    Common Shares Outstanding                                                               5,115                          5,115
                                                                                            =====                          =====
    Class A Common Shares Outstanding                                                       5,115                          5,115
                                                                                            =====                          =====

DILUTED EARNINGS PER SHARE:
    Common Shares                                                                           $0.83                          $0.78
                                                                                            =====                          =====
    Class A Common Shares                                                                   $0.83                          $0.78
                                                                                            =====                          =====

WEIGHTED AVERAGE NUMBER OF:
    Common Shares and Common Equivalent Shares Outstanding                                  5,192                          5,192
                                                                                            =====                          =====
    Class A Common Shares and Common Equivalent Shares Outstanding                          5,192                          5,192
                                                                                            =====                          =====


The accompanying notes and management's assumptions are an integral part of this pro forma consolidated statement.

                         URSTADT BIDDLE PROPERTIES INC.
                        NOTES AND MANAGEMENT ASSUMPTIONS
                  TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                       FOR THE YEAR ENDED OCTOBER 31, 1997
                                   (UNAUDITED)

1.   BASIS OF PRESENTATION:

On September 9, 1998, Urstadt Biddle Properties Inc. (formerly HRE Properties, Inc.) (the "Company") acquired Goodwives Shopping Center (the "Property"), a retail property located in Darien, Connecticut, for a total cost of $21,400,000, including closing costs, fees and other expenses of approximately $100,000. The Company acquired the Property with available funds of $1,900,000 and short-term bank borrowings of $19,500,000.

The accompanying unaudited pro forma consolidated statement of income is presented as if the acquisition transaction had been made as of November 1, 1996.

The pro forma consolidated statement of income should be read in conjunction with the historical financial statements and notes thereto of the Company as of October 31, 1997. In management's opinion, all material adjustments necessary to reflect the effects of the acquisition of the Property by the Company have been made.

The unaudited pro forma consolidated statement of income is are not necessarily indicative of what the actual results of operations of the Company would have been assuming the acquisition of the Property had been completed as of November 1, 1996, nor are they necessarily indicative of the results of operations for future periods.

2.   ADJUSTMENTS TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME:

     (a) To reflect rental income and operating expenses as reported by the Property for the period November 1, 1996 to October 31, 1997.

     (b) To reflect interest expense related to the $19,500,000 bank borrowings at 8.08% for the acquisition of the Property as if the borrowings has been outstanding for the entire period.

     (c) To reflect depreciation expense for the Property over a 40-year estimated useful life for the Property's building and improvements using a cost basis of $17,000,000 as if the Property was purchased on November 1, 1996 (the remaining purchase price of $4,400,000 was allocated to land).

     (d) To reflect a reduction in interest income as if the cash investment of $1,900,000 had been made at the beginning of the period, using an interest rate of 5.0% which approximates the Company's actual yield for the fiscal year ended October 31, 1997.

                      PRO FORMA ESTIMATE OF TAXABLE INCOME
                            AND FUNDS FROM OPERATIONS
                                OF THE REGISTRANT
                           YEAR ENDED OCTOBER 31, 1997
                                   (UNAUDITED)

The following presents unaudited pro forma estimates of taxable income and funds from operations of Urstadt Biddle Properties Inc. (the "Registrant") for the year ended October 31, 1997 assuming that the purchase of Goodwives had been consummated as of November 1, 1996. Net income is not taxable to the Registant because it qualifies as a real estate investment trust under the Internal Revenue Code. Accordingly, the Registrant will not be subject to federal income tax so long as it continues to qualify as a real estate investment trust and distributes substantially all of its federal taxable income. The Registrant defines Funds From Operations as net income excluding gains (or losses) from debt restructuring and sales of properties, plus depreciation, amortization, the elimination of significant non-recurring charges and credits and after adjustments for unconsolidated joint ventures. These estimates do not purport to represent actual or expected results of operations of the Registrant for any period in the future. The estimates were prepared on the basis described in the accompanying notes, which should be read in conjunction herewith.


(In thousands)

PRO FORMA NET INCOME                                                    $8,099

      Adjustments to Pro Forma Net Income to derive

      Pro Forma Estimated Taxable Income                                   340
                                                                        ------
PRO FORMA ESTIMATED TAXABLE INCOME                                      $8,439
                                                                        ======
(in thousands)

PRO FORMA NET INCOME                                                    $8,099

     Adjustments to Pro Forma Net Income to derive

     Pro Forma Funds from Operations                                     2,025
                                                                        ------
PRO FORMA FUNDS FROM OPERATIONS                                         10,124
                                                                        ======


The accompanying notes are an integral part of this statement.

                       NOTES AND MANAGEMENT'S ASSUMPTIONS
                      TO PRO FORMA ESTIMATED TAXABLE INCOME
                            AND FUNDS FROM OPERATIONS
                                OF THE REGISTRANT
                       FOR THE YEAR ENDED OCTOBER 31, 1997
                                   (UNAUDITED)

1. The pro forma net income is derived from the Pro Forma Consolidated Statement of Income of the Registrant for the year ended October 31, 1997 contained elsewhere in this filing. The notes and assumptions to the unaudited pro forma consolidated statement of income should be read in conjunction with this statement.

2. The adjustments to pro forma net income to derive pro forma taxable income consist of the following book/tax differences:


       Operating and finance lease revenues                                $620
       Adjustments to joint ventures                                       (425)
       Book/Tax Depreciation                                                252
       Restricted Stock Compensation                                        112
       Other                                                               (219)
                                                                           -----
                                                                           $340
                                                                           =====


3. The pro forma adjustments to net income to derive at funds from operations consist of the following:


       Depreciation and amortization                                     $5,224
       Elimination of non recurring charges and credits                  (3,815)
       Adjustments for unconsolidated joint venture                         616
                                                                         ------
                                                                         $2,025
                                                                         ======